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PPG Industries                               PPG Industries, Inc.
                                             One PPG Place - 36S
                                             Pittsburgh, Pennsylvania 15272 USA
                                             Telephone (412) 434-3520
                                             Fax (412) 434-3700
                                             elias@ppg.com
                                             -------------

                                             Richard C. Elias
                                             Vice President,
                                             Optical Products

October 14, 2002

Mr. Steven Abramson
President & Chief Operating Officer
Universal Display Corporation
375 Phillips Boulevard
Ewing, NJ  08618

Dear Mr. Abramson:

         As a follow-up to your recent discussions with Frank Heinemann, of PPG, this letter confirms our understandings and a second amendment of the DEVELOPMENT AND LICENSE AGREEMENT (the "Agreement") which was entered into and effective October 1, 2000 by and between PPG INDUSTRIES, INC., and UNIVERSAL DISPLAY CORPORATION. This amendment which is effective on December 1, 2002, is as follows:

1. Article 12.2 of the Agreement is amended and restated as follows:

12.2 Option Terms. [The confidential material contained herein has been omitted and has been separately filed with the Commission.]


2. Except as expressly set forth above, the Agreement shall remain unchanged and shall continue in full force and effect.

We trust that you find the above to be appropriately responsive to our discussions. If you agree the above accurately summarizes our agreed upon changes, please confirm such by signing and returning to Frank Heinemann the enclosed duplicate original of this letter.

Very truly yours,

PPG INDUSTRIES, INC.


By: /s/ Richard C. Elias
    --------------------
Name:  Richard C. Elias
Title:  Vice President, Optical Products


Agreed to: UNIVERSAL DISPLAY CORPORATION

By: /s/ Steven V. Abramson
    ----------------------
Name (Print):   Steven V. Abramson
                --------------------------
Title:          President
                --------------------------
Date:           Oct. 15, 2002
                --------------------------